UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05445

Name of Registrant:	Vanguard Fenway Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:  September 30

Date of reporting period: October 1, 2018—September 30, 2019

Item 1: Reports to Shareholders

Annual Report | September 30, 2019 Vanguard Equity Income Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 14, 2019

Your Fund’s Performance at a Glance

•     Vanguard Equity Income Fund returned 6.43% for Investor Shares for the 12 months ended September 30, 2019, surpassing its benchmark’s return of 5.37%.

•     The broad U.S. stock market, as measured by the Russell 3000 Index, advanced almost 3%. While stocks endured stretches of volatility at the end of 2018 and during the spring of 2019, their performance was boosted by the Federal Reserve’s accommodative stance. The Fed cut interest rates in August and September in response to a softening economy.

•     The Equity Income Fund’s two advisors focus on investing in large-capitalization value companies with higher yields, and they emphasize dividends.

•     On a relative basis, health care stocks were the fund’s top performers. Other strongly performing sectors included energy, information technology, real estate, and financials. Industrials, materials, and consumer staples detracted.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	3.87%	13.19%	10.62%
Russell 2000 Index (Small-caps)	-8.89	8.23	8.19
Russell 3000 Index (Broad U.S. market)	2.92	12.83	10.44
FTSE All-World ex US Index (International)	-1.12	6.46	3.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.30%	2.92%	3.38%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.55	3.19	3.66
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.52	0.95

CPI
Consumer Price Index	1.71%	2.07%	1.53%

Advisors’ Report

For the fiscal year ended September 30, 2019, Vanguard Equity Income Fund returned well over 6%, surpassing its benchmark, which returned 5.37%. Your fund is managed by Wellington Management Company and Vanguard Quantitative Equity Group. The use of two investment advisors provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the percentage and amount of the fund’s assets that each advisor manages, as well as brief descriptions of their investment strategies. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on October 19, 2019.

Wellington Management Company LLP

Portfolio Manager:

W. Michael Reckmeyer, III, CFA,

Senior Managing Director

and Equity Portfolio Manager

U.S. equities rose for the third consecutive quarter amid a resilient domestic economy despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations remained volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for

Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	64	23,219	A fundamental approach to seeking desirable stocks. Our selections typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future.
Vanguard Quantitative Equity Group	35	12,604

Employs a quantitative fundamental management approach, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.

Cash Investments	1	627	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. Tensions eased in September ahead of high-level trade negotiations scheduled for October. The Federal Reserve lowered its benchmark interest rate in August and September by a combined 50 basis points in an effort to sustain the economic expansion and mitigate the risks of trade frictions and moderating growth. (One basis point is one-hundredth of a percentage point.)

During the 12-month period, relative performance benefited from strong security selection in health care, energy, consumer discretionary, and financials. An overweight to the strongly performing real estate sector also boosted performance. From an individual-stock perspective, Crown Castle contributed most to relative performance, returning more than 29%. Our decision not to hold a benchmark constituent, Altria, and our underweight to Exxon Mobil also boosted relative results, as Altria declined 28% and Exxon Mobil fell 13%.

Sector allocation, a result of our bottom-up stock selection process, detracted from relative performance during the period. Overweights to health care and energy were detrimental, as was security selection in materials, industrials, and consumer staples. Among individual stocks, our underweight to Procter & Gamble hurt performance, as the stock climbed more than 50%. Our stake in Suncor Energy also weighed on performance, as did our decision not to own benchmark constituent AT&T.

At the end of the period, our portion of the fund was most overweight health care, industrials, and real estate. We increased our active weight in industrials, going from a slight underweight position at the beginning of the period to the second-largest overweight by the end. This was largely the result of our increased exposure to defense contractors such as Raytheon, Lockheed Martin, and United Technologies.

As always, we remain focused on finding investment opportunities in quality dividend-paying companies with attractive total-return potential at discounted valuations.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

Investment objective and strategy

Our approach to investing focuses on fundamentals—not technical analysis of stock price movements. We use a strict quantitative approach to evaluate a stock’s attractiveness based on five characteristics: high quality—healthy balance sheets and steady cash-flow generation; management decisions—sound investment policies that favor internal over external funding;

consistent earnings growth—the ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—we strive to avoid overpriced stocks.

Using these five themes, we generate a daily composite stock ranking as we seek to capitalize on market inefficiencies. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to our benchmark).

Investment environment

The recent macroeconomic environment—characterized by high economic and policy uncertainty, low economic growth, and low interest rates—contributed to some extraordinary trends in the equity markets. These trends are not unusual at the late stage of a business cycle and include the following:

•     Value underperformance. The markets have experienced the longest stretch of value underperformance since the dot-com bubble burst in 2000. Investors have flocked to high-growth-potential companies, hoping for higher returns without necessarily looking at the underlying earnings. Those companies then trade at inflated valuations that increasingly diverge from those of value companies.

•     Trading on sentiment. The equity market has been trading mostly on sentiment. Investors have reacted to macroeconomic shocks such as tariffs and Fed rate announcements while largely ignoring fundamentals (such as quality and growth) since the spring of 2018.

•     “Junk” rally. A big junk rally, during which stocks with high valuations and low-quality earnings have outperformed, began in January 2019. It has been a risk-on and fundamental-off market, with investors giving up safety for returns.

Against the fiscal year’s unusual backdrop, seven of our portfolio’s 11 industry sectors detracted on a relative basis. Information technology, health care, and consumer staples performed best; consumer discretionary, industrials, and materials were the biggest detractors.

The portfolio benefited from under-weighting Schlumberger in energy, Altria in consumer staples, and QUALCOMM in information technology. The portfolio also benefited from overweights to Entergy in utilities and Cypress Semiconductor in information technology. The greatest detractors were ConocoPhillips, Murphy Oil, and HollyFrontier in energy; The Greenbrier Companies in industrials; and HP Inc. in information technology.

We continue to believe that constructing a portfolio focused on fundamentals will benefit investors over the long term, although we recognize that the market can reward or punish us in the near term. We believe our portfolio offers a strong mix of stocks with attractive valuations and growth characteristics.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	3/31/2019	9/30/2019	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,057.30	$1.39
Admiral™ Shares	1,000.00	1,057.65	0.93
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.66	$1.37
Admiral Shares	1,000.00	1,024.12	0.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.27% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Equity Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Equity Income Fund Investor Shares	6.43%	9.52%	12.82%	$33,418
FTSE High Dividend Yield Index	5.37	9.42	12.71	33,075
Dow Jones U.S. Total Stock Market Float Adjusted Index	2.81	10.40	13.09	34,207

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Equity Income Fund Admiral Shares	6.51%	9.62%	12.93%	$168,642
FTSE High Dividend Yield Index	5.37	9.42	12.71	165,373
Dow Jones U.S. Total Stock Market Float Adjusted Index	2.81	10.40	13.09	171,034

See Financial Highlights for dividend and capital gains information.

Equity Income Fund

Sector Diversification

As of September 30, 2019

Communication Services	7.0%
Consumer Discretionary	4.4
Consumer Staples	13.2
Energy	8.5
Financials	17.6
Health Care	16.1
Industrials	9.5
Information Technology	10.7
Materials	3.1
Real Estate	1.4
Utilities	8.5

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Equity Income Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (97.4%)[1]
Communication Services (6.8%)
Verizon Communications Inc.	18,490,401	1,116,081
Comcast Corp. Class A	17,227,606	776,620
AT&T Inc.	6,846,587	259,075
BCE Inc.	3,365,255	162,770
CenturyLink Inc.	4,050,328	50,548
Omnicom Group Inc.	511,230	40,029
TEGNA Inc.	2,518,155	39,107
Sinclair Broadcast Group Inc. Class A	783,268	33,477
		2,477,707
Consumer Discretionary (4.2%)
Home Depot Inc.	1,888,536	438,178
McDonald’s Corp.	1,108,767	238,063
Lowe’s Cos. Inc.	1,317,388	144,860
Target Corp.	1,129,913	120,799
Cie Generale des Etablissements Michelin SCA	942,689	104,962
General Motors Co.	2,696,767	101,075
Whirlpool Corp.	524,358	83,037
Darden Restaurants Inc.	650,743	76,931
Brinker International Inc.	1,513,303	64,573
Best Buy Co. Inc.	689,908	47,597
Las Vegas Sands Corp.	796,071	45,981
Autoliv Inc.	309,009	24,375
Hanesbrands Inc.	1,157,765	17,737
Newell Brands Inc.	609,513	11,410
Hasbro Inc.	57,278	6,798
H&R Block Inc.	255,767	6,041
		1,532,417
Consumer Staples (13.0%)
Procter & Gamble Co.	5,900,248	733,873
Coca-Cola Co.	12,873,481	700,832
Philip Morris International Inc.	8,067,484	612,564
PepsiCo Inc.	3,334,901	457,215
Unilever NV	6,866,568	412,200
Walmart Inc.	2,883,217	342,180
Sysco Corp.	3,718,709	295,265
Mondelez International Inc. Class A	4,878,321	269,869
Archer-Daniels-Midland Co.	6,023,532	247,386
Nestle SA	1,959,097	212,473
Coca-Cola European Partners plc	1,378,960	76,463
Kraft Heinz Co.	2,247,428	62,782
Kimberly-Clark Corp.	436,167	61,958
Molson Coors Brewing Co. Class B	1,056,047	60,723
Coty Inc. Class A	3,630,852	38,160
Altria Group Inc.	866,300	35,432
Bunge Ltd.	625,410	35,411
Hershey Co.	162,796	25,232
General Mills Inc.	430,209	23,713
Flowers Foods Inc.	709,289	16,406
Colgate-Palmolive Co.	87,170	6,408
		4,726,545
Energy (8.3%)
Chevron Corp.	6,788,425	805,107
Exxon Mobil Corp.	10,316,848	728,473
Suncor Energy Inc.	13,973,664	441,288
Kinder Morgan Inc.	15,639,623	322,333
^ TC Energy Corp.	6,021,190	311,774
Phillips 66	2,083,222	213,322
ConocoPhillips	1,086,643	61,917
Murphy Oil Corp.	2,509,457	55,484
ONEOK Inc.	423,140	31,181
Delek US Holdings Inc.	677,621	24,598
Schlumberger Ltd.	358,694	12,256
CVR Energy Inc.	245,555	10,812
Archrock Inc.	684,586	6,825
		3,025,370
Financials (17.2%)
JPMorgan Chase & Co.	11,651,983	1,371,322
Bank of America Corp.	25,046,479	730,606
MetLife Inc.	10,080,408	475,392
Wells Fargo & Co.	6,276,603	316,592

Equity Income Fund

		Market
		Value•
	Shares	($000)
PNC Financial Services Group Inc.	2,248,010	315,081
Chubb Ltd.	1,627,174	262,691
BB&T Corp.	4,520,772	241,274
Citigroup Inc.	3,156,986	218,085
Marsh & McLennan Cos. Inc.	2,112,438	211,349
M&T Bank Corp.	1,265,562	199,921
Progressive Corp.	2,536,055	195,910
American International Group Inc.	3,352,355	186,726
Travelers Cos. Inc.	1,187,243	176,531
US Bancorp	3,024,247	167,362
Principal Financial Group Inc.	2,065,729	118,036
Aflac Inc.	2,033,811	106,409
Ameriprise Financial Inc.	652,521	95,986
Synchrony Financial	2,690,365	91,715
Regions Financial Corp.	5,571,160	88,136
Fifth Third Bancorp	3,209,644	87,880
BlackRock Inc.	181,691	80,969
LPL Financial Holdings Inc.	926,269	75,861
Prudential Financial Inc.	707,351	63,626
Comerica Inc.	841,699	55,544
Citizens Financial Group Inc.	1,395,827	49,370
AXA Equitable Holdings Inc.	2,112,863	46,821
Cincinnati Financial Corp.	398,200	46,458
Unum Group	1,387,975	41,251
First American Financial Corp.	680,633	40,164
T. Rowe Price Group Inc.	328,054	37,480
Morgan Stanley	619,679	26,442
Huntington Bancshares Inc.	1,632,433	23,295
CME Group Inc.	91,343	19,304
PacWest Bancorp	410,682	14,924
Cullen/Frost Bankers Inc.	124,647	11,037
		6,289,550
Health Care (15.7%)
Johnson & Johnson	7,608,374	984,371
Pfizer Inc.	21,222,671	762,531
Merck & Co. Inc.	8,708,201	733,056
Eli Lilly & Co.	4,254,318	475,760
Medtronic plc	4,145,364	450,269
Koninklijke Philips NV	6,999,940	323,462
Bristol-Myers Squibb Co.	6,305,444	319,749
Roche Holding AG	998,168	290,631
Novartis AG	3,016,303	261,776
AstraZeneca plc ADR	5,304,071	236,403
UnitedHealth Group Inc.	998,229	216,935
CVS Health Corp.	3,337,005	210,465
AbbVie Inc.	2,715,293	205,602
Gilead Sciences Inc.	1,666,908	105,649
Cardinal Health Inc.	1,734,621	81,857
Amgen Inc.	390,267	75,521
		5,734,037
Industrials (9.2%)
Lockheed Martin Corp.	1,211,558	472,580
Caterpillar Inc.	3,252,254	410,792
Deere & Co.	2,198,554	370,852
Eaton Corp. plc	4,254,918	353,796
Union Pacific Corp.	1,844,769	298,816
Honeywell International Inc.	1,307,727	221,267
United Technologies Corp.	1,546,700	211,156
Raytheon Co.	832,440	163,316
BAE Systems plc	22,728,139	159,173
3M Co.	896,722	147,421
PACCAR Inc.	1,349,200	94,458
Cummins Inc.	507,604	82,572
CH Robinson Worldwide Inc.	912,580	77,369
Delta Air Lines Inc.	1,240,685	71,464
Johnson Controls International plc	1,001,996	43,978
Nielsen Holdings plc	2,011,536	42,745
General Electric Co.	4,314,703	38,573
United Parcel Service Inc. Class B	258,476	30,971
GATX Corp.	367,770	28,513
KAR Auction Services Inc.	1,161,031	28,503
Waste Management Inc.	74,795	8,601
		3,356,916
Information Technology (10.2%)
Cisco Systems Inc.	17,902,298	884,552
Intel Corp.	14,366,397	740,300
Analog Devices Inc.	2,811,231	314,099
KLA Corp.	1,494,631	238,319
Texas Instruments Inc.	1,625,399	210,066
TE Connectivity Ltd.	2,166,409	201,866
Corning Inc.	6,274,451	178,947
Maxim Integrated Products Inc.	2,897,537	167,796
International Business Machines Corp.	937,025	136,262
QUALCOMM Inc.	1,776,255	135,493
Broadcom Inc.	440,675	121,657
HP Inc.	5,152,114	97,478
Western Union Co.	3,561,360	82,517
Western Digital Corp.	832,974	49,679
Microsoft Corp.	309,738	43,063

Equity Income Fund

			Market
			Value•
		Shares	($000)
	Seagate Technology plc	633,628	34,083
	Hewlett Packard Enterprise Co.	1,963,219	29,782
	Xerox Holdings Corp.	816,538	24,423
	Automatic Data Processing Inc.	95,222	15,371
	Xilinx Inc.	113,825	10,916
			3,716,669
	Materials (3.0%)
	Celanese Corp. Class A	2,096,790	256,416
	Dow Inc.	4,027,349	191,903
^	Nutrien Ltd.	3,662,830	182,702
	Air Products & Chemicals Inc.	460,762	102,225
	CF Industries Holdings Inc.	1,638,751	80,627
	International Paper Co.	1,554,870	65,025
	Linde plc	324,727	62,906
	Huntsman Corp.	1,611,941	37,494
	Domtar Corp.	870,356	31,167
	Greif Inc. Class A	472,229	17,893
	Packaging Corp. of America	160,066	16,983
	Reliance Steel & Aluminum Co.	166,741	16,617
	Scotts Miracle-Gro Co.	157,899	16,077
	Nucor Corp.	173,337	8,825
	DuPont de Nemours Inc.	87,783	6,260
			1,093,120
	Real Estate (1.4%)
	Crown Castle International Corp.	3,584,678	498,306

	Utilities (8.4%)
	Sempra Energy	2,688,036	396,781
	Dominion Energy Inc.	4,475,131	362,665
	NextEra Energy Inc.	1,236,202	288,023
	Duke Energy Corp.	2,895,372	277,550
	Eversource Energy	3,081,165	263,347
	American Electric Power Co. Inc.	2,768,688	259,398
	UGI Corp.	4,295,074	215,913
	Exelon Corp.	3,680,950	177,827
	Southern Co.	2,433,693	150,329
	FirstEnergy Corp.	2,253,701	108,696
	Ameren Corp.	1,125,522	90,098
	AES Corp.	4,978,610	81,351
	Entergy Corp.	637,006	74,759
	IDACORP Inc.	514,450	57,963
	PNM Resources Inc.	1,074,810	55,976
	PPL Corp.	1,637,610	51,568
	WEC Energy Group Inc.	354,164	33,681
	Pinnacle West Capital Corp.	295,154	28,651
	Edison International	355,705	26,827
	Evergy Inc.	368,209	24,508
	MDU Resources Group Inc.	621,589	17,523
	Alliant Energy Corp.	123,020	6,634
	NRG Energy Inc.	134,838	5,340
			3,055,408
	Total Common Stocks (Cost $27,380,670)		35,506,045
	Temporary Cash Investments (3.0%)[1]
	Money Market Fund (2.1%)
2,3	Vanguard Market Liquidity Fund, 2.098%	7,869,097	786,988

	Face
	Amount
	($000)
Repurchase Agreements (0.8%)
Goldman Sachs & Co. 2.280%, 10/1/19 (Dated 9/30/19, Repurchase Value $40,103,000, collateralized by Federal Home Loan Mortgage Corp. 4.500%, 11/1/43, and Federal National Mortgage Assn. 4.000%–5.500%, 4/1/41–9/1/49, with a value of $40,902,000)	40,100	40,100
Nomura International plc 2.350%, 10/1/19 (Dated 9/30/19, Repurchase Value $81,305,000, collateralized by U.S. Treasury Note/Bond 0.000%–6.625%, 12/5/19–2/15/27, with a value of $82,926,000)	81,300	81,300
RBS Securities, Inc. 2.350%, 10/1/19 (Dated 9/30/19, Repurchase Value $106,907,000, collateralized by U.S. Treasury Note/Bond 0.125%–2.000%, 5/31/24–7/15/26, with a value of $109,038,000)	106,900	106,900

Equity Income Fund

		Face	Market
		Amount	Value•
		($000)	($000)
	Societe Generale 2.320%, 10/1/19 (Dated 9/30/19, Repurchase Value $49,203,000, collateralized by Federal Home Loan Mortgage Corp. 4.086%–5.969%, 2/1/20–11/1/30, Federal National Mortgage Assn. 3.500%–4.000%, 3/1/49–6/1/49, and U.S. Treasury Note/ Bond 0.000%–2.250%, 3/26/20–2/15/27, with a value of $50,184,000)	49,200	49,200
			277,500
U.S. Government and Agency Obligations (0.1%)
4	United States Treasury Bill, 1.954%–2.211%, 11/7/19	12,500	12,478
4	United States Treasury Bill, 1.931%–2.275%, 11/29/19	15,500	15,454
4	United States Treasury Bill, 1.997%, 12/26/19	570	568
4	United States Treasury Bill, 1.817%, 1/30/20	2,000	1,988
4	United States Treasury Bill, 1.872%, 2/20/20	8,100	8,043
			38,531
Total Temporary Cash Investments
(Cost $1,102,933)			1,103,019
Total Investments (100.4%)
(Cost $28,483,603)			36,609,064

Amount
($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard	1,680
Receivables for Investment Securities Sold	54
Receivables for Accrued Income	58,535
Receivables for Capital Shares Issued	34,775
Variation Margin Receivable—Futures Contracts	3,284
Other Assets	10,771
Total Other Assets	109,099
Liabilities
Payables for Investment Securities Purchased	(33,598)
Collateral for Securities on Loan	(163,122)
Payables to Investment Advisor	(7,412)
Payables for Capital Shares Redeemed	(52,580)
Payables to Vanguard	(11,919)
Variation Margin Payable—Futures Contracts	(7)
Total Liabilities	(268,638)
Net Assets (100%)	36,449,525

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	27,697,501
Total Distributable Earnings (Loss)	8,752,024
Net Assets	36,449,525

Investor Shares—Net Assets
Applicable to 150,040,308 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,478,015
Net Asset Value Per Share— Investor Shares	$36.51

Equity Income Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 404,746,456 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	30,971,510
Net Asset Value Per Share— Admiral Shares	$76.52

•      See Note A in Notes to Financial Statements.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $157,085,000.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.2% and 1.2%, respectively, of net assets.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   Collateral of $163,122,000 was received for securities on loan.

4   Securities with a value of $29,361,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2019	4,483	667,631	(6,646)

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	1,022,142
Dividends—Affiliated Issuers	—
Interest—Unaffiliated Issuers	9,819
Interest—Affiliated Issuers	13,849
Securities Lending—Net	3,504
Total Income	1,049,314
Expenses
Investment Advisory Fees—Note B
Basic Fee	27,540
Performance Adjustment	2,048
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,169
Management and Administrative—Admiral Shares	24,419
Marketing and Distribution—Investor Shares	622
Marketing and Distribution—Admiral Shares	1,598
Custodian Fees	241
Auditing Fees	26
Shareholders’ Reports—Investor Shares	70
Shareholders’ Reports—Admiral Shares	334
Trustees’ Fees and Expenses	35
Total Expenses	66,102
Net Investment Income	983,212
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	563,012
Investment Securities Sold—Affiliated Issuers	25,950
Futures Contracts	28,942
Foreign Currencies	(214)
Realized Net Gain (Loss)	617,690
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	647,557
Investment Securities—Affiliated Issuers	(33,807)
Futures Contracts	(7,710)
Foreign Currencies	(147)
Change in Unrealized Appreciation (Depreciation)	605,893
Net Increase (Decrease) in Net Assets Resulting from Operations	2,206,795

1   Dividends are net of foreign withholding taxes of $13,583,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	983,212	846,950
Realized Net Gain (Loss)	617,690	2,386,838
Change in Unrealized Appreciation (Depreciation)	605,893	(47,829)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,206,795	3,185,959
Distributions
Net Investment Income
Investor Shares	(150,316)	(148,454)
Admiral Shares	(822,956)	(679,886)
Realized Capital Gain[1]
Investor Shares	(362,093)	(71,934)
Admiral Shares	(1,805,478)	(298,582)
Total Distributions	(3,140,843)	(1,198,856)
Capital Share Transactions
Investor Shares	(80,311)	(625,682)
Admiral Shares	4,088,282	2,638,920
Net Increase (Decrease) from Capital Share Transactions	4,007,971	2,013,238
Total Increase (Decrease)	3,073,923	4,000,341
Net Assets
Beginning of Period	33,375,602	29,375,261
End of Period	36,449,525	33,375,602

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $78,981,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$37.98	$35.64	$31.69	$28.78	$31.23
Investment Operations
Net Investment Income	1.002 [1]	.965 [1]	.908 [1]	.909	.847
Net Realized and Unrealized Gain (Loss) on Investments	.972	2.764	4.292	3.912	(1.431)
Total from Investment Operations	1.974	3.729	5.200	4.821	(.584)
Distributions
Dividends from Net Investment Income	(.997)	(.943)	(.912)	(.895)	(.852)
Distributions from Realized Capital Gains	(2.447)	(.446)	(.338)	(1.016)	(1.014)
Total Distributions	(3.444)	(1.389)	(1.250)	(1.911)	(1.866)
Net Asset Value, End of Period	$36.51	$37.98	$35.64	$31.69	$28.78

Total Return[2]	6.43%	10.58%	16.68%	17.21%	-2.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,478	$5,751	$6,002	$5,487	$4,812
Ratio of Total Expenses to Average Net Assets[3]	0.27%	0.27%	0.26%	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.84%	2.60%	2.70%	3.00%	2.72%
Portfolio Turnover Rate	32%	37%	28%	26%	32%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.00%), (0.01%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$79.61	$74.69	$66.43	$60.31	$65.45
Investment Operations
Net Investment Income	2.167 [1]	2.099 [1]	1.968 [1]	1.963	1.834
Net Realized and Unrealized Gain (Loss) on Investments	2.028	5.806	8.977	8.219	(3.003)
Total from Investment Operations	4.195	7.905	10.945	10.182	(1.169)
Distributions
Dividends from Net Investment Income	(2.156)	(2.048)	(1.977)	(1.932)	(1.846)
Distributions from Realized Capital Gains	(5.129)	(.937)	(.708)	(2.130)	(2.125)
Total Distributions	(7.285)	(2.985)	(2.685)	(4.062)	(3.971)
Net Asset Value, End of Period	$76.52	$79.61	$74.69	$66.43	$60.31

Total Return[2]	6.51%	10.70%	16.75%	17.35%	-2.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,972	$27,625	$23,373	$18,115	$12,962
Ratio of Total Expenses to Average Net Assets[3]	0.18%	0.18%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets	2.93%	2.69%	2.79%	3.09%	2.81%
Portfolio Turnover Rate	32%	37%	28%	26%	32%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.00%), (0.01%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Equity Income Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees

Equity Income Fund

charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   The investment advisory firm Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $2,092,000 for the year ended September 30, 2019.

For the year ended September 30, 2019, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.08% of the fund’s average net assets, before an increase of $2,048,000 (0.01%) based on performance.

C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period

Equity Income Fund

for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2019, the fund had contributed to Vanguard capital in the amount of $1,680,000, representing less than 0.01% of the fund’s net assets and 0.67% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	34,153,568	1,352,477	—
Temporary Cash Investments	786,988	316,031	—
Futures Contracts—Assets[1]	3,284	—	—
Futures Contracts—Liabilities[1]	(7)	—	—
Total	34,943,833	1,668,508	—

1 Represents variation margin on the last day of the reporting period.

E.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and redesignation of dividends paid were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	13,389
Total Distributable Earnings (Loss)	(13,389)

Equity Income Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	59,204
Undistributed Long-Term Gains	580,109
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	8,122,728

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	28,486,251
Gross Unrealized Appreciation	8,775,203
Gross Unrealized Depreciation	(652,391)
Net Unrealized Appreciation (Depreciation)	8,122,812

F.   During the year ended September 30, 2019, the fund purchased $12,272,036,000 of investment securities and sold $10,512,508,000 of investment securities, other than temporary cash investments.

G.   Capital share transactions for each class of shares were:

	Year Ended September 30,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	759,175	21,574	998,715	26,933
Issued in Lieu of Cash Distributions	470,885	14,402	201,873	5,406
Redeemed	(1,310,371)	(37,346)	(1,826,270)	(49,355)
Net Increase (Decrease)—Investor Shares	(80,311)	(1,370)	(625,682)	(17,016)
Admiral Shares
Issued	6,255,827	85,222	5,851,704	75,470
Issued in Lieu of Cash Distributions	2,281,462	33,225	837,871	10,700
Redeemed	(4,449,007)	(60,721)	(4,050,655)	(52,093)
Net Increase (Decrease)—Admiral Shares	4,088,282	57,726	2,638,920	34,077

Equity Income Fund

H.   Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard High Dividend Yield ETF	91,266	—	83,360	25,948	(33,854)	—	—	—
Vanguard Market Liquidity Fund	507,279	NA1	NA1	2	47	13,849	—	786,988
Total	598,545			25,950	(33,807)	13,849	—	786,988

1   Not applicable—purchases and sales are for temporary cash investment purposes.

I.    Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fenway Funds and Shareholders of Vanguard Equity Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Equity Income Fund (one of the funds constituting Vanguard Fenway Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for Vanguard Equity Income Fund

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,198,413,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $973,272,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 90.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019– present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q650 112019

Annual Report | September 30, 2019 Vanguard PRIMECAP Core Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 14, 2019

1

Your Fund’s Performance at a Glance

•   Vanguard PRIMECAP Core Fund returned –1.06% for the 12 months ended September 30, 2019, lagging the fund’s benchmark, the MSCI US Prime Market 750 Index.

•   The broad U.S. stock market advanced nearly 3% for the year, which was marked by sharp intervals of volatility and uncertainty. Investors fretted over U.S.-China trade, heightened tensions with Iran, the imbroglio over Britain’s exit from the European Union, and whether an inverted yield curve signaled a recession ahead. With an eye toward the deteriorating global economic outlook, the Federal Reserve lowered short-term interest rates twice to sustain the U.S. economic recovery.

•   Large- and mid-capitalization stocks generally outdistanced their small-cap counterparts.

•   The fund’s industrial and information technology holdings detracted most from relative performance. The advisor’s underweight allocation to the sagging energy sector helped results; its selections in health care brought a net gain.

Market Barometer

	Average Annual Total Returns Periods Ended September 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	3.87%	13.19%	10.62%
Russell 2000 Index (Small-caps)	-8.89	8.23	8.19
Russell 3000 Index (Broad U.S. market)	2.92	12.83	10.44
FTSE All-World ex US Index (International)	-1.12	6.46	3.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.30%	2.92%	3.38%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.55	3.19	3.66
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.52	0.95

CPI
Consumer Price Index	1.71%	2.07%	1.53%

2

Advisor’s Report

For the 12 months ended September 30, 2019, Vanguard PRIMECAP Core Fund returned –1.06%, trailing the 4.09% total return of the fund’s benchmark, the MSCI US Prime Market 750 Index. The fund’s return also trailed the 4.25% return of the Standard & Poor’s 500 Index, which serves as a proxy for the broad market in the attribution discussion that follows. Relative to the S&P 500 Index, sector allocation and stock selection both detracted from the fund’s results.

The investment environment The fiscal year featured a moderating U.S. economy and choppy performance in the U.S. equity market. The decade-long American expansion continued but showed signs of late-cycle fatigue amid a broader global slowdown. Consumer spending remained healthy, bolstered by labor market strength, even as consumer confidence waned in the summer months. Business investment weakened late in the fiscal year, a notable reversal from a year ago, and trade-driven uncertainty hindered business confidence.

Other major economies slowed, particularly in Europe and China. Geopolitical tension intensified, including an apparent Iranian attack on Saudi Arabia’s oil infrastructure and a further deterioration in U.S.-China relations. The Federal Reserve responded to the unease with interest rate cuts that took effect in August and September, an about-face from last year’s tightening campaign.

The equity market proved resilient in the face of this widespread uncertainty, with the S&P 500 Index finishing the fiscal year up more than 4% even as corporate earnings sharply decelerated. Analysts now project just 2% earnings growth for the index in 2019, well below the original expectations for double-digit growth. Market sentiment hinged chiefly on U.S.-China trade progress and Fed policy.

In late 2018, the stock market fell precipitously as rising interest rates and trade negativity spawned fears of imminent recession. This decline proved short-lived, however, as optimism grew for a trade deal and more accommodative Fed commentary. The market bounced aggressively and ascended to record highs in April, June, and July. Defensive sectors generally outperformed, led by utilities (+27%), real estate (+25%), and consumer staples (+17%). Health care (–4%) was a notable outlier, as its political sensitivity outweighed its defensive merits. Energy (–19%) was the biggest laggard amid a steep decline in oil prices.

Outlook for U.S. equities

Our long-standing cautious optimism currently tilts slightly more toward caution, a reflection of increased concerns in both the international and domestic arenas. The S&P 500 Index is near record highs despite a moderation in economic activity. Absolute valuation (16.7 times forward price/earnings valuation) is perhaps reasonable relative to anemic bond

3

yields (1.7% on 10-year Treasuries at the end of the fiscal year), but the divergence between equity market performance and underlying economic activity feels unsustainable.

Indeed, though equity market indexes have prevailed at elevated levels, the bond markets are indicating apparent distress. In August, the 10-year Treasury yield briefly dipped below that of 2-year Treasuries, a yield curve inversion that is often seen as a harbinger of recession.

Meanwhile, confidence persists that a U.S.-China trade deal will be achieved, even as relations steadily worsen and national political crises unfold in both countries (an impeachment inquiry in the U.S. and the Hong Kong protests). We have been hopeful that trade-inspired geopolitical risks would subside, but instead we observe mostly false starts and provocation. American domestic political rancor has likewise escalated,with hyperpartisanship effectively paralyzing the federal government’s legislative and executive branches.

Despite the relentless uncertainty, we believe in America’s economic engine, the free enterprise system. This fundamental faith undergirds and informs our desire to own U.S. equities over the long term, and we remain cognizant of how quickly conditions can improve. Our largest sector positions continue to be in information technology and health care, where the development of innovative technologies and therapies is not tied to near-term economic prospects. However, we also invest in companies and industries with more cyclical orientations, such as semiconductors and airlines. These companies rely heavily on global growth and, in some cases, a constructive China relationship.

Portfolio update

The portfolio maintained large overweight positions in information technology, health care, and industrial stocks. These sectors made up 66% of average assets, compared with their 45% combined weighting in the S&P 500 Index. The portfolio was modestly overweighted in consumer discretionary (12% of average assets, compared with 10% for the index) and modestly under-weighted in financials (10%, compared with 13%) and communication services (6%, compared with 10%). The fund maintained an underweight position in all other sectors: consumer staples, energy, materials, real estate, and utilities.

Unfavorable stock selection primarily drove fund underperformance, with particular weakness in industrials and information technology. Within industrials, key detractors included FedEx (–39%), whose operational miscues have exacerbated trade war concerns, and several airlines, including American (–34%) and Southwest (–12%). Within information technology, laggards NetApp (–37%) and HP (–24%) more than offset strong performances by KLA (+61%) and Texas Instruments (+24%).

4

Sector allocation also detracted from relative performance, driven primarily by the fund’s varied positioning within the four defensive-oriented sectors. The portfolio had negligible exposure to the three outperforming defensive sectors (consumer staples, utilities, and real estate) and a significant overweight position in the single underperforming defensive sector (health care). This collective headwind proved significant, more than offsetting the benefit from the portfolio’s energy underweight.

The fund’s substantial health care portfolio (+1%) outperformed the index (–4%) because of favorable stock selection. Key contributors included pharmaceutical companies Roche (+24%), AstraZeneca (+16%), and Eli Lilly (+7%). These stocks more than offset the declines in Biogen (–34%) and Elanco (–23%).

As of September 30, 2019, the fund’s top 10 holdings made up 31% of assets.

Advisor perspectives

We routinely discuss portfolio positioning within the framework of the S&P 500 Index sectors. For instance, our overweight sector allocations for some time have included information technology, health care, and industrials. We also occasionally discuss portfolio structure more thematically. For example, we highlight our preference for “mind”—technology, innovation, and the like—over “matter”—commodities and other real assets.

Another way to frame our exposures is via high-level categories such as defensive, growth/cyclical, and commodity-linked stocks. For instance, our aggregate portfolio weighting in the defensive bucket is comparable to that of the S&P 500 Index, but as previously noted, our actual underlying ownership is heavily skewed toward health care.

We believe our portfolio has credible defensive qualities even if achieved in unorthodox fashion, and we prefer pharmaceutical and biotech companies—and, in particular, the unsung potential of novel drugs—to businesses tied to food and other staples. Following its underperformance, the health care sector traded at a far more attractive absolute and relative valuation at the end of the 12 months (14.4 times forward P/E, compared with its 16.2 times 20-year average) than its defensive sector peers, including consumer staples (19.9 times, compared with 16.8 times) and utilities (20.1 times, compared with 14.4 times).

In the growth/cyclical and commodity-linked buckets, the story is similar: comparable exposure at the aggregate level, but significant differentiation beneath the surface. Within growth/cyclical, which houses our information technology over-weight position, our ownership of FAANG (Facebook, Apple, Amazon, Netflix, and Google/Alphabet) stocks, the market’s putative technology leaders, has materially lagged their market weighting. We instead

5

own semiconductor and other technology hardware and software companies with secular (and cyclical) growth trajectories at a valuation discount to the typical FAANG premium.

And in the commodity-linked sectors (energy, materials, and industrials), our slight overweight posture is especially superficial, as our ownership—principally, commodity-consuming companies—stands in direct contrast to the bucket’s pro-commodity bias. Avoiding the commodity producers has generally served us well in recent years. That said, the fund has derived no obvious benefit from its substantial exposure to cheaper commodities on the cost side of the ledger. Within industrials, for instance, our airlines ownership underperformed the market despite solid fundamentals amid a decline in crude oil prices; we continue to see exceptional value in this industry.

Conclusion

Regardless of the framing, a differentiated portfolio guarantees only divergence, not outperformance. The fund’s disappointing year reaffirms this basic truth, with weak stock selection serving as the primary culprit for our underperformance. Many of the fund’s idiosyncratic bottom-up features directly contributed to these poor relative results. A confluence of nonmarket considerations has recently plagued both our drug-centric defensives (health care reform rhetoric) and our growth-oriented cyclicals (the U.S.-China imbroglio). We are optimistic that our portfolio—and the company-specific trajectories therein— features an attractive combination of secular growth and reasonable valuations, and we are hopeful it will outperform in the years ahead.

PRIMECAP Management Company

October 15, 2019

6

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

7

Six Months Ended September 30, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Core Fund	3/31/2019	9/30/2019	Period
Based on Actual Fund Return	$1,000.00	$1,043.95	$2.31
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.28

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

8

PRIMECAP Core Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
PRIMECAP Core Fund	-1.06%	10.81%	13.56%	$35,672
MSCI US Prime Market 750 Index	4.09	10.77	13.28	34,801
Dow Jones U.S. Total Stock Market
Float Adjusted Index	2.81	10.40	13.09	34,207

See Financial Highlights for dividend and capital gains information.

9

PRIMECAP Core Fund

Sector Diversification

As of September 30, 2019

Communication Services	5.6%
Consumer Discretionary	12.8
Consumer Staples	0.2
Energy	1.3
Financials	11.6
Health Care	23.5
Industrials	19.7
Information Technology	24.0
Materials	1.3

The table reflects the fund’s equity exposure, based on its investments in stocks. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

10

PRIMECAP Core Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (95.6%)
Communication Services (5.4%)
*	Alphabet Inc. Class A	165,130	201,647
*	Alphabet Inc. Class C	147,022	179,220
	Walt Disney Co.	416,400	54,265
*	Sprint Corp.	7,768,000	47,929
	Activision Blizzard Inc.	725,000	38,367
*	Electronic Arts Inc.	160,000	15,651
	Comcast Corp. Class A	265,000	11,946
*	Charter Communications Inc. Class A	24,000	9,891
	CBS Corp. Class B	155,000	6,257
*	T-Mobile US Inc.	69,000	5,435
			570,608
Consumer Discretionary (12.3%)
^	Sony Corp. ADR	3,152,300	186,395
	Whirlpool Corp.	1,074,074	170,090
*	CarMax Inc.	1,821,900	160,327
	Ross Stores Inc.	1,043,100	114,585
	TJX Cos. Inc.	1,833,500	102,199
	Royal Caribbean Cruises Ltd.	879,700	95,298
*	Alibaba Group Holding Ltd. ADR	542,430	90,711
	Carnival Corp.	1,866,000	81,563
*,^	Mattel Inc.	6,477,471	73,778
*	Amazon.com Inc.	30,593	53,107
	L Brands Inc.	1,489,700	29,183
	Newell Brands Inc.	1,535,000	28,735
	VF Corp.	300,000	26,697
	eBay Inc.	618,800	24,121
	Marriott International Inc. Class A	189,000	23,506
*	Capri Holdings Ltd.	577,700	19,157
	MGM Resorts International	285,000	7,900
*	Norwegian Cruise Line Holdings Ltd.	130,000	6,730
	Restaurant Brands International Inc.	88,200	6,275
*	Tiffany & Co. Tempur Sealy	19,300	1,788
	International Inc.	22,000	1,698
	McDonald’s Corp.	7,400	1,589
*	Burlington Stores Inc.	4,000	799
	Las Vegas Sands Corp.	9,000	520
*	AutoZone Inc.	455	494
			1,307,245
Consumer Staples (0.2%)
	Tyson Foods Inc. Class A	231,500	19,941
*	BJ’s Wholesale Club Holdings Inc.	40,000	1,035
	Altria Group Inc.	9,924	406
			21,382
Energy (1.3%)
	Pioneer Natural Resources Co.	661,423	83,187
	Cabot Oil & Gas Corp.	935,150	16,431
	Hess Corp.	173,000	10,463
*	Transocean Ltd.	1,321,800	5,908
	Noble Energy Inc.	225,000	5,054
*	Southwestern Energy Co.	2,500,000	4,825
	EOG Resources Inc.	62,321	4,626
	National Oilwell Varco Inc.	146,900	3,114
	Cameco Corp.	185,100	1,758
	TechnipFMC plc	31,600	763
			136,129
Financials (11.0%)
	JPMorgan Chase & Co.	3,399,866	400,130
	Wells Fargo & Co.	3,934,100	198,436
	Discover Financial Services	1,811,981	146,934
	Northern Trust Corp.	1,065,350	99,418
	Charles Schwab Corp.	2,256,734	94,399
	Bank of America Corp.	2,567,459	74,893
	Marsh & McLennan Cos. Inc.	481,812	48,205
	US Bancorp	773,300	42,794

11

PRIMECAP Core Fund

			Market
			Value•
		Shares	($000)
	Raymond James
	Financial Inc.	454,000	37,437
	CME Group Inc.	79,850	16,875
	Progressive Corp.	190,000	14,678
	Comerica Inc.	35,000	2,310
			1,176,509
Health Care (22.5%)
	Eli Lilly & Co.	3,115,672	348,426
	Amgen Inc.	1,662,900	321,788
	AstraZeneca plc ADR	6,865,900	306,013
	Novartis AG ADR	2,275,300	197,724
*	Biogen Inc.	799,600	186,163
	Thermo Fisher Scientific Inc.	498,800	145,285
*	Boston Scientific Corp.	3,418,400	139,095
	Roche Holding AG	446,100	129,889
*	Elanco Animal Health Inc.	4,406,461	117,168
	Bristol-Myers Squibb Co.	1,813,400	91,957
	CVS Health Corp.	969,277	61,132
	Abbott Laboratories	727,700	60,887
1	Siemens Healthineers AG	1,146,200	45,071
	Zimmer Biomet Holdings Inc.	299,900	41,167
*	Illumina Inc.	124,265	37,804
	Medtronic plc	310,000	33,672
	Merck & Co. Inc.	375,000	31,567
	Agilent Technologies Inc.	353,600	27,096
*	Alcon Inc.	450,580	26,264
	Sanofi ADR	538,000	24,926
*	Waters Corp.	56,900	12,702
	Stryker Corp.	45,500	9,842
	Cerner Corp.	10,000	682
			2,396,320
Industrials (18.8%)
	Southwest Airlines Co.	8,611,725	465,119
	Siemens AG	2,074,463	222,062
*	United Airlines Holdings Inc.	2,057,100	181,868
	Airbus SE	1,311,450	170,264
	FedEx Corp.	887,000	129,121
	American Airlines Group Inc.	4,146,600	111,834
*	AECOM	2,760,800	103,696
	Jacobs Engineering Group Inc.	1,016,455	93,006
	United Parcel Service Inc. Class B	730,500	87,528
	Delta Air Lines Inc.	1,451,700	83,618
	Caterpillar Inc.	640,900	80,952
	Boeing Co.	174,600	66,430
	TransDigm Group Inc.	71,200	37,072
	General Dynamics Corp.	195,400	35,705
	Union Pacific Corp.	199,000	32,234
	Textron Inc.	640,000	31,334
	United Technologies Corp.	136,000	18,567
	Honeywell International Inc.	100,000	16,920
	IDEX Corp.	75,000	12,291
	Deere & Co.	69,000	11,639
	Pentair plc	240,000	9,072
	Rockwell Automation Inc	26,500	4,367
	Owens Corning	30,000	1,896
			2,006,595
Information Technology (22.9%)
	Texas Instruments Inc.	2,799,000	361,743
	Microsoft Corp.	2,004,500	278,686
	KLA Corp.	1,061,700	169,288
	QUALCOMM Inc.	1,865,380	142,291
	Hewlett Packard Enterprise Co.	8,212,267	124,580
	NetApp Inc.	2,253,800	118,347
	Intel Corp.	2,272,600	117,107
	ASML Holding NV	425,500	105,703
*	Flex Ltd.	10,078,400	105,470
	Cisco Systems Inc.	2,024,000	100,006
	Telefonaktiebolaget LM Ericsson ADR	12,146,500	96,929
	HP Inc.	4,883,503	92,396
*	Adobe Inc.	285,900	78,980
*	Micron Technology Inc.	1,757,400	75,304
	Applied Materials Inc.	1,470,800	73,393
	Intuit Inc.	234,000	62,230
	Analog Devices Inc.	490,200	54,770
*	PayPal Holdings Inc.	426,700	44,202
*	Keysight Technologies Inc.	443,600	43,140
	Corning Inc.	1,296,000	36,962
	Visa Inc. Class A	198,100	34,075
	Oracle Corp.	555,000	30,542
	NVIDIA Corp.	142,000	24,718
	Apple Inc.	100,000	22,397
	Micro Focus International plc ADR	1,153,551	16,323
	DXC Technology Co.	397,275	11,720
*	BlackBerry Ltd.	1,547,500	8,124
	Western Digital Corp.	81,000	4,831
	Perspecta Inc.	157,138	4,104
	Teradyne Inc.	52,000	3,011
^	Nokia Oyj ADR	585,000	2,960
			2,444,332
Materials (1.2%)
	Albemarle Corp.	783,465	54,467
	DuPont de Nemours Inc.	355,933	25,382
	Linde plc	100,000	19,372

12

PRIMECAP Core Fund

			Market
			Value•
		Shares	($000)
	Dow Inc.	355,833	16,955
	Corteva Inc.	363,000	10,164
	Greif Inc. Class B	33,000	1,503
			127,843
	Total Common Stocks
	(Cost $5,446,079)		10,186,963
	Temporary Cash Investments (5.4%)
	Money Market Fund (5.4%)
2,3	Vanguard Market Liquity Fund, 2.098%
	(Cost $573,570)	5,735,551	573,612
	Total Investments (101.0%)
	(Cost $6,019,649)		10,760,575
	Other Assets and Liabilities (-1.0%)
	Other Assets		14,743
	Liabilities[3]		(120,319)
	Net Assets (100%)
	Applicable to 393,510,717 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		10,654,999
	Net Asset Value Per Share		$27.08

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	10,186,963
Affiliated Issuers	573,612
Total Investments in Securities	10,760,575
Investment in Vanguard	500
Receivables for Investment Securities Sold	65
Receivables for Accrued Income	11,897
Receivables for Capital Shares Issued	2,281
Total Assets	10,775,318
Liabilities
Payables for Investment Securities Purchased	2,873
Collateral for Securities on Loan	101,047
Payables to Investment Advisor	8,168
Payables for Capital Shares Redeemed	3,076
Payables to Vanguard	5,155
Total Liabilities	120,319
Net Assets	10,654,999

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	5,218,930
Total Distributable Earnings (Loss)	5,436,069
Net Assets	10,654,999

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $98,709,000.

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of this security represented 0.4% of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Collateral of $101,047,000 was received for securities on loan.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

13

PRIMECAP Core Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Dividends[1]	196,370
Interest[2]	7,392
Securities Lending—Net	2,102
Total Income	205,864
Expenses
Investment Advisory Fees—Note B	32,449
The Vanguard Group—Note C
Management and Administrative	14,859
Marketing and Distribution	903
Custodian Fees	76
Auditing Fees	30
Shareholders’ Reports	57
Trustees’ Fees and Expenses	10
Total Expenses	48,384
Net Investment Income	157,480
Realized Net Gain (Loss)
Investment Securities Sold[2]	716,635
Foreign Currencies	(78)
Realized Net Gain (Loss)	716,557
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(1,042,309)
Foreign Currencies	(54)
Change in Unrealized Appreciation (Depreciation)	(1,042,363)
Net Increase (Decrease) in Net Assets Resulting from Operations	(168,326)

1 Dividends are net of foreign withholding taxes of $3,945,000.

2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $7,392,000, $45,000, and $25,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

14

PRIMECAP Core Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	157,480	123,032
Realized Net Gain (Loss)	716,557	665,390
Change in Unrealized Appreciation (Depreciation)	(1,042,363)	1,041,000
Net Increase (Decrease) in Net Assets Resulting from Operations	(168,326)	1,829,422
Distributions
Net Investment Income	(124,211)	(111,019)
Realized Capital Gain[1]	(728,299)	(315,476)
Total Distributions	(852,510)	(426,495)
Capital Share Transactions
Issued	571,211	766,774
Issued in Lieu of Cash Distributions	721,782	362,767
Redeemed	(1,271,203)	(1,102,350)
Net Increase (Decrease) from Capital Share Transactions	21,790	27,191
Total Increase (Decrease)	(999,046)	1,430,118
Net Assets
Beginning of Period	11,654,045	10,223,927
End of Period	10,654,999	11,654,045

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $8,214,000 and $10,052,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

15

PRIMECAP Core Fund

Financial Highlights

For a Share Outsatnding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$29.92	$26.33	$22.55	$20.26	$21.87
Investment Operations
Net Investment Income	.391	1.314	1.304	1.275	.285
Net Realized and Unrealized Gain (Loss) on Investments	(1.020)	4.379	4.701	3.047	(.328)
Total from Investment Operations	(.629)	4.693	5.005	3.322	(.043)
Distributions
Dividends from Net Investment Income	(.322)	(.287)	(.278)	(.243)	(.270)
Distributions from Realized Capital Gains	(1.889)	(.816)	(.947)	(.789)	(1.297)
Total Distributions	(2.211)	(1.103)	(1.225)	(1.032)	(1.567)
Net Asset Value, End of Period	$27.08	$29.92	$26.33	$22.55	$20.26

Total Return[2]	-1.06%	18.27%	23.13%	16.78%	-0.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,655	$11,654	$10,224	$8,420	$6,917
Ratio of Total Expenses to Average Net Assets	0.46%	0.46%	0.46%	0.46%	0.47%
Ratio of Net Investment Income to
Average Net Assets	1.48%	1.13%	1.27%	1.31%	1.29%
Portfolio Turnover Rate	7%	9%	9%	11%	10%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Core Fund

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans

17

PRIMECAP Core Fund

with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2019, the investment advisory fee represented an effective annual rate of 0.31% of the fund’s average net assets.

C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2019, the fund had contributed to Vanguard capital in the amount of $500,000, representing less than 0.01% of the fund’s net assets and 0.20% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

18

PRIMECAP Core Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,619,677	567,286	—
Temporary Cash Investments	573,612	—	—
Total	10,193,289	567,286	—

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	38,169
Total Distributable Earnings (Loss)	(38,169)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	146,216
Undistributed Long-Term Gains	553,336
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	4,740,874

19

PRIMECAP Core Fund

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	6,019,649
Gross Unrealized Appreciation	5,164,990
Gross Unrealized Depreciation	(424,064)
Net Unrealized Appreciation (Depreciation)	4,740,926

F. During the year ended September 30, 2019, the fund purchased $700,941,000 of investment securities and sold $1,520,032,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	22,077	27,645
Issued in Lieu of Cash Distributions	30,429	13,401
Redeemed	(48,482)	(39,811)
Net Increase (Decrease) in Shares Outstanding	4,024	1,235

H. Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fenway Funds and Shareholders of Vanguard PRIMECAP Core Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard PRIMECAP Core Fund (one of the funds constituting Vanguard Fenway Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

21

Special 2019 tax information (unaudited) for Vanguard PRIMECAP Core Fund

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $750,238,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $132,432,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 79.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019– present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12200 112019

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)                       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2019: $56,000

Fiscal Year Ended September 30, 2018: $57,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2019: $9,568,215

Fiscal Year Ended September 30, 2018: $9,734,277

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)                      Audit-Related Fees.

Fiscal Year Ended September 30, 2019: $3,012,031

Fiscal Year Ended September 30, 2018: $5,581,336

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)                       Tax Fees.

Fiscal Year Ended September 30, 2019: $357,238

Fiscal Year Ended September 30, 2018: $347,985

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)                      All Other Fees.

Fiscal Year Ended September 30, 2019: $0

Fiscal Year Ended September 30, 2018: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)                       (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                         For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)                      Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2019: $357,238

Fiscal Year Ended September 30, 2018: $347,985

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)                       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures.  The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)         Code of Ethics.

(b)         Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  November 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 15, 2019

VANGUARD FENWAY FUNDS

BY:	/s/ JOHN BENDL*

JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: November 15, 2019

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 (see file Number 33-32216) and a Power of Attorney filed on October 30, 2019 (see file Number 811-02554), Incorporated by Reference.